UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2018

TCG BDC, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	No. 000-54899	80-0789789
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)
520 Madison Avenue, 40th Floor New York, New York		10022
(Address of Principal Executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 813-4900

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On June 6, 2018, TCG BDC, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). The following three proposals were voted on at the Annual Meeting: (1) the election of Eliot P.S. Merrill and Nigel D.T. Andrews as directors, each to serve for a three-year term and until his successor is duly elected and qualified at the Company’s 2021 Annual Meeting of Stockholders or until his earlier death, resignation or removal; (2) the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and (3) the approval of the application of a minimum asset coverage ratio of 150% to the Company (the “Asset Coverage Ratio Proposal”).

As of April 23, 2018, the record date for the Annual Meeting, there were 62,568,659 shares of common stock outstanding and entitled to vote. 37,156,911 shares of common stock of the Company were present or represented at the meeting, constituting a quorum.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below. Each proposal was approved by the requisite vote.

Proposal 1. The election of Eliot P.S. Merrill and Nigel D.T. Andrews as directors, each to serve for a three-year term and until his successor is duly elected and qualified at the Company’s 2021 Annual Meeting of Stockholders or until his earlier death, resignation or removal:

Director Nominee	For	Withhold
1a. Eliot P.S. Merrill	23,346,946	5,586,967
1b. Nigel D.T. Andrews	20,996,096	7,937,817

Proposal 2. The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

For	Against	Abstain	Broker Non-Votes
37,109,036	39,671	8,204	0

Proposal 3. The Asset Coverage Ratio Proposal:

For	Against	Abstain	Broker Non-Votes
21,004,630	7,854,623	74,659	8,222,999

Item 8.01.    Other Events.
As disclosed above under Item 5.07, the Asset Coverage Ratio Proposal was approved by stockholders. As a result, pursuant to Section 61(a)(2) of the Investment Company Act of 1940, as amended, and subject to the satisfaction of certain ongoing disclosure requirements, effective June 7, 2018, the minimum asset coverage ratio applicable to the Company is 150%.

On June 7, 2018, the Company issued a press release regarding the foregoing. The press release is attached hereto as exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit Number    Description
99.1    Press Release, dated June 7, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCG BDC, INC.
(Registrant)

By:	/s/ Erik Barrios
Name:	Erik Barrios
Title:	Secretary

Date: June 7, 2018